                                                                    EXHIBIT 10.2

                   ASSIGNMENT ASSUMPTION AND CONSENT AGREEMENT

     THIS ASSIGNMENT ASSUMPTION AND CONSENT AGREEMENT (this "ASSIGNMENT AND CONSENT") is entered into as of the 29th day of October, 2004, by and among Boise Cascade Corporation, a Delaware corporation (to be renamed OfficeMax Incorporated on November 1, 2004) (the "ASSIGNOR"), Boise White Paper, L.L.C., a Delaware limited liability company (the "ASSIGNEE"), and OfficeMax Contract, Inc., a Delaware corporation (formerly Boise Cascade Office Products Corporation) d/b/a Boise Office Solutions, and OfficeMax North America, Inc., an Ohio corporation (formerly OfficeMax, Inc.) (the "CONSENTING PARTIES").

                                    RECITALS

     WHEREAS, Assignor and the Consenting Parties are parties to the Paper Purchase Agreement Term Sheet, dated April 28, 2004 (the "BOS PAPER SALES AGREEMENT"), in the form attached as EXHIBIT A;

     WHEREAS, on October 29th, 2004 (the "CLOSING"), and pursuant to that certain Asset Purchase Agreement, dated July 26, 2004, by and among Assignor, Boise Southern Company, a Louisiana general partnership, and Minidoka Paper Company, a Delaware corporation (collectively, the "SELLERS"), and Forest Products Holdings, L.L.C., a Delaware limited liability company ("HOLDINGS"), and Boise Land & Timber Corp., a Delaware corporation (the "PURCHASE AGREEMENT"), Assignee, along with Holdings and the Permitted Affiliate Purchasers (as defined in the Purchase Agreement), will purchase Assets of the Sellers and certain of their Subsidiaries and Affiliates (as defined in the Purchase Agreement).

     WHEREAS, Assignor desires to assign its rights and delegate its obligations under the BOS Paper Sales Agreement to Assignee as provided below;

     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Assignor will change its legal name to OfficeMax Incorporated, effective on November 1, 2004;

     WHEREAS, Assignee has agreed to accept Assignor's rights and assume Assignor's obligations under the BOS Paper Sales Agreement;

     WHEREAS, immediately upon the assignment to and assumption by Assignee of the BOS Paper Sales Agreement, Assignor, Assignee and Consenting Parties desire to amend and restate the BOS Paper Sales Agreement in substantially the form of Paper Purchase Agreement attached as Exhibit B; and

     WHEREAS, the Consenting Parties consent to such assignment on the terms set forth herein.

     NOW, THEREFORE, for good and valuable consideration, including the covenants of the parties herein, the parties agree as follows:

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

     1. Effective upon the consummation of the Closing, Assignor docs hereby assign all of its rights and delegate all of its obligations under the BOS Paper Sales Agreement to Assignee and Assignee hereby accepts all rights and assume all obligations of Assignor under the BOS Paper Sales Agreement.

     2. The Consenting Parties hereby consent to the assignment and assumption described in the foregoing paragraph 1.

     3. Immediately upon the consummation of the Closing, the Assignee and the Consenting Parties hereby agree that the BOS Paper Sales Agreement is amended and restated in the form of the Paper Purchase Agreement attached hereto as Exhibit B and each party does simultaneously herewith affix its signature to such Paper Purchase Agreement, dated October 29, 2004.

     4. This Assignment and Consent may be executed in two or more counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all of the parties thereto.

     IN WITNESS WHEREOF, this Assignment and Consent was made and executed on October 29, 2004.


                                    ASSIGNOR

                                    BOISE CASCADE CORPORATION (TO BE
                                    RENAMED OFFICEMAX INCORPORATED
                                    ON NOVEMBER 1, 2004)

                                    By:    /s/ Guy G. Hurlbutt
                                           -------------------------------------
                                    Name:  Guy G. Hurlbutt
                                    Title: Vice President


                                    ASSIGNEE

                                    BOISE WHITE PAPER, L.L.C.

                                    By:    Boise Cascade, L.L.C.
                                    Its:   Sole Manager

                                    By:    /s/ Zaid Alsikafi
                                           -------------------------------------
                                    Name:  Zaid Alsikafi
                                           -------------------------------------
                                    Title: Director
                                           -------------------------------------

                                    CONSENTING PARTIES

                                    OFFICEMAX CONTRACT, INC. (FORMERLY
                                    BOISE CASCADE OFFICE PRODUCTS
                                    CORPORATION) d/b/a BOISE OFFICE
                                    SOLUTIONS

                                    By:    /s/ Carol B. Moerdyk
                                           -------------------------------------
                                    Name:  Carol B. Moerdyk
                                           -------------------------------------
                                    Title: Senior Vice President, International
                                           -------------------------------------

                                    OFFICEMAX NORTH AMERICA, INC.
                                    (FORMERLY OFFICEMAX, INC.)

                                    By:    /s/ Carol B. Moerdyk
                                           -------------------------------------
                                    Name:  Carol B. Moerdyk
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                            PAPER PURCHASE AGREEMENT


     1.  PARTIES:

         1.1 Seller: Boise White Paper, L.L.C., a Delaware limited liability company.

         1.2      Purchaser/s:

                  1.2.1 Boise Cascade Corporation (to be renamed OfficeMax Incorporated on November 1, 2004), a Delaware corporation, and all of its current and future affiliates and majority and wholly-owned subsidiaries including OfficeMax Contract, Inc., OfficeMax North America, Inc., Grand & Toy Limited of Canada, and its Australian and New Zealand operations.

         1.3 The parties hereto acknowledge that this Agreement forms an integral part of the value of the acquired business under the Asset Purchase Agreement dated July 26, 2004, and Seller would not have entered into the Asset Purchase Agreement or paid the purchase price thereunder without the benefit of this Agreement. The parties hereto covenant to operate as good business partners and use their reasonable best efforts to cooperate with the other party hereto in order to facilitate compliance with and performance of this Agreement and to further the other party's business objectives and prospects.

     2.  PRODUCTS:

         2.1 Pursuant to this agreement, Purchasers will purchase all of their North American requirements for "office papers" exclusively from Seller to the extent that Seller is capable and desirous of producing and supplying such paper products, subject to the terms and conditions set forth herein. Products which are being purchased by Purchasers from Seller currently are set forth in Exhibit A. Seller shall update Exhibit A periodically to reflect the products being sold hereunder.

         2.2      "Office Papers" shall include the following categories:

                  2.2.1 Products produced and sold by Seller to Purchasers today which are described by SKU in Exhibit A as either "commodity" or "value add" products ("Current Commodity Products" and "Current Value Add Products" respectively).

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

                           2.2.1.1 Pricing and terms of sale for Current Commodity Products and Current Value Add Products are set forth in Exhibit A.

                           2.2.1.2 During periods when price increases have been announced and are pending implementation, unless Seller otherwise agrees, Purchasers shall not purchase more than [*****]% of the average monthly volume purchased for the particular product during the prior three months.

                           2.2.1.3 During the term of this Agreement, Purchasers shall use their best efforts to market and sell Current Commodity Products and Current Value Add Products, on a SKU by SKU basis, at levels that equal at least [*****]% of the prior year's volume determined as follows ("Minimum Level"): By the fifth day of each month, the parties shall determine the aggregate amount of product purchased from Seller on a SKU by SKU basis during the prior three calendar months ("Current Volume"). The parties shall compare the Current Volume purchased from Seller to the volume purchased from Seller for each SKU during the same three month period of the prior year. If the Current Volume for any SKU during any such three month period is not at least [*****]% of the prior year's volume for the same three month period, the discount for such products shall be adjusted as follows until such time as Purchasers reach the Minimum Level:

                                               CURRENT COMMODITY       CURRENT VALUE ADD
                  YEAR OVER                        PRODUCTS -             PRODUCTS -
                  YEAR COMPARISON                   DISCOUNT            PRICE INCREASE
                  -------------------------  -----------------------  --------------------
                    90 - 100%                       [*****]                 [*****]
                    80 - 89%                        [*****]                 [*****]
                    70 - 79%                        [*****]                 [*****]
                    60 - 69%                        [*****]                 [*****]
                    50 - 59%                        [*****]                 [*****]
               LESS THAN 50%                        [*****]                 [*****]

                           2.2.1.4 Notwithstanding Section 2.2.1.3 hereof, if Purchasers determine that they wish to completely discontinue the sale of a particular Current Value Add Product, Purchaser shall notify Seller in writing of its intent to do so. Purchaser shall continue selling the Current Value Add Product for at least 90 days following such notice and the pricing adjustments set forth in Section 2.2.1.3 shall become effective immediately upon the date of the notice for all product shipped thereafter. Any decision by Purchaser to resume the sale of such Current Value Add Product, or other Office Paper, shall be subject to Section 2.1.

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

                  2.2.2 Products purchased from other paper producers which (a) can't be produced by Seller, or (b) Seller chooses not to produce, and are distributed and sold to Purchasers by Seller (current products are described by SKU in Exhibit A) ("Distributed Products").

                           2.2.2.1 Pricing and terms of sale for current Distributed Products are set forth in Exhibit A.

                           2.2.2.2 From time to time, the parties may mutually agree to have Seller purchase products produced by other paper producers (which can't be produced by Seller or which Seller chooses not to produce) and
                           manage the purchasing  and   distribution  of  such
                           products on  behalf  of   Purchaser.   Seller   and
                           Purchasers shall determine the price for such products. If the parties can't agree on a price, Purchasers may purchase such product directly from the other producers and Seller shall have no obligation to distribute or warehouse such products.

                  2.2.3 Branded paper products of non-paper producers which can be produced by Seller, such as Xerox, HP, and IBM branded papers ("OEM Products"). Purchasers' purchases of OEM paper shall not exceed 110% of the volume purchased in the prior year by SKU.

                           2.2.3.1 Purchasers shall use their best efforts to cause the sellers of OEM Products to use paper produced by Seller when Seller can produce such paper and wishes to make such paper for the OEM. Purchasers shall obtain a copy of the quotes of the other paper producers for such OEM products and shall share a copy with Seller. Seller shall have the opportunity to meet the price of the other producer and if Seller chooses to do so, Purchasers shall cause the OEM to use Seller's paper. Purchasers and Seller shall closely cooperate with respect to such opportunities but Purchaser shall not be required to pay more for the OEM product with Seller produced paper.

                  2.2.4 Premium grade branded products produced by other paper manufacturers such as Hammermill ("Premium Non-Boise Products").

                           2.2.4.1 Purchasers shall be permitted to purchase premium grades of papers produced by other paper manufacturers provided, however, that if Seller produces a competing premium paper, Purchasers shall purchase the paper from Seller unless a customer specifies the other competing brand; it being understood that Purchasers will encourage and promote the sale of Seller's products.

                  2.2.5 New paper products that Purchasers wish to sell that can be produced by Seller ("New Products"). Such products shall be added to Exhibit A.

                           2.2.5.1 Seller shall be entitled to produce and sell to Purchaser hereunder any new commodity grade products which can be produced by Seller and which Seller wishes to produce. The price for such product shall be determined in a manner consistent with the pricing methodology used to price Current Commodity Products. Any such product shall be added to Exhibit A.

                           2.2.5.2 Seller shall be entitled to produce and sell to Purchaser hereunder any new value add product which can be produced by Seller and Seller wishes to produce. Pricing for such product shall be determined in a manner consistent with the pricing methodology used to price Current Value Add Products. If the parties cannot agree on a price for the value add New Product, Purchasers may elect to have other paper producers produce such product provided, however, that Seller shall have the right to meet the price and terms of sale of any competing producer in which case Purchaser will purchase its requirements for the New Product from seller in such volumes as seller may specify.

                           2.2.5.3 In the case of new commodity grade products, Purchasers shall notify Seller of the new specification and allow Seller 90 days to qualify its paper. Purchasers' approval of Seller as a qualified producer shall not be unreasonably withheld. In the case of new value add products, Purchaser shall notify Seller of the new specification and allow Seller 90 days to qualify the product. Purchasers' approval of Seller as a qualified producer shall not be unreasonably withheld.

                  2.2.6 With respect to any product produced by Seller and sold to Purchaser either today or in the future, non-material changes to such product, including but not limited to changes in SKU number, shades, brightness, basis weight, branding, or labeling, shall not be considered New Products but shall be considered as existing products and price adjustments, if any, shall be consistent with pricing for current Commodity Products and Current Value Add Products. Such products shall be added to Exhibit A.

     3.  PURCHASE AND SALE:

         3.1. Purchasers shall not be placed on allocation, unless and until a notice of termination is delivered pursuant to Section 4.3 hereof in which event such allocation shall be on a ratable basis with Seller's other customers. If Purchasers order more paper than Seller can produce, Seller shall either purchase paper for resale to Purchasers at the then current prices

                  (including Seller's charge for its actual cost in handling such paper) or allow Purchasers to obtain an alternate source of supply for the requirements in excess of Seller's capacity.

         3.2 The parties shall share only such market information as is legally permissible.

         3.3      General terms and conditions are attached as Exhibit C.

         3.4 The parties shall keep the net pricing terms of this agreement strictly confidential. Net pricing for products shall not be disclosed within the parties' respective organizations except on a strict need-to-know basis and in no case shall any sales representatives of any party be told of the net pricing hereunder.

     4. TERM OF AGREEMENT: Subject to earlier termination pursuant to Section 8 of Exhibit D, the term shall be as follows:

         4.1      Initial Term - January 1, 2004 to December 31, 2012.

         4.2 Renewal Term - This Agreement shall renew automatically for additional one-year terms subject to a notice of termination pursuant to Section 4.3 hereof.

         4.3 Termination - To terminate this agreement, a party must deliver a written notice of termination at least 365 days prior to the end of the then current term and such termination shall be effective on the last day of such Initial Term or any renewal term, but subject to the following phase-down period. Following the notice of termination, Purchasers shall reduce their purchases of then Current Commodity Products and then Current Value Add Products ratably by SKU over a four year period commencing on January 1 of the year following the last year of the then current term. The price adjustments set forth in Section 2.2.1.3 (and the other terms of this Agreement) shall apply during the mandatory four year phase down period. In no event shall any termination result in (a) an elimination of such phase down period; or(b) commencement of the phase down period prior to January 1, 2013.

     5.  MISCELLANEOUS:

         5.1 Accounts described in Exhibit C shall have "grandfathered" pricing for the period noted in Exhibit C.

         5.2 Truckload drop shipments are defined as customers who commit to purchasing at least three full truckloads per month for shipment direct from Seller's mill or RSC to the end user customer. Seller and Purchasers may agree on a different price for truckload drop shipments.

         5.3 Promotions - Nothing shall preclude Seller and Purchasers from periodically agreeing on special promotional pricing. It is expected that such promotional pricing will be for a set volume of Paper, be of limited duration, and result in incremental sales of Paper.

         5.4 Seller shall have no obligation to make additional payments for promotions or catalogue materials and shall be included in Purchaser's "Boise Marketing Works" programs and any related or similar programs of Purchasers in the future.

     6.  AGREEMENT:

         6.1 This Agreement will supersede all prior agreements between Seller and Purchasers, including, but not limited to the following:

                  6.1.1 Paper Sales Agreement dated April 1, 1995, between Seller and Boise Cascade Office Products Corporation.

                  6.1.2    Any domestic Vendor Profile between Seller and
                           OfficeMax.

This Agreement has been agreed upon and executed by the parties as of April 28, 2004. The effective date shall be January 1, 2004.


BOISE WHITE PAPER, L.L.C.


By: /s/ Zaid Alsikafi
    ----------------------------------------
Name:   Zaid Alsikafi
        ------------------------------------
Title: Director
       -------------------------------------

BOISE CASCADE CORPORATION (TO BE
RENAMED OFFICEMAX INCORPORATED
ON NOVEMBER 1, 2004)


By: /s/ Carol B. Moerdyk
    ----------------------------------------
Name:   Carol B. Moerdyk
        ------------------------------------
Title: Vice President
       -------------------------------------

                                    EXHIBIT A

                        PRODUCTS LIST AND PRODUCT PRICING


  1. COMMODITY PRODUCTS: Net pricing for each product identified in this exhibit as a "commodity product" shall be as set forth in this exhibit. The term [*****] in the "pricing rule" column set forth in the Actual Net Pricing List (attached hereto and incorporated herein into this Exhibit A) shall mean the [*****] and shall be adjusted if required pursuant to Section 2.2.1.3 of the Agreement). It is understood that wherever else [*****] is used in this Agreement, including in Section 2.2.1.3, [*****] shall mean [*****]. All pricing shall be rounded up or down to the nearest penny. [*****] Orders shipped between the first of the month and [*****] will use prior month's price and then be reconciled to the new monthly price. [*****] the parties shall [*****].

  2. Value Add Product Pricing: Net pricing for each product identified herein as a "value add product" shall be priced as follows, subject to adjustment under Sections 2.2.1.3 and 2.2.1.4:

         2.1 Pricing for value add products identified in this schedule with the designation of "Negotiated" in the pricing rule column shall be determined by the price at which Seller sells products of like kind, quality and quantity to other unrelated purchasers and Purchasers' price for such products shall be the [*****].

         2.2 For products which are produced by Seller solely for Purchasers and designated by the term "Sole Purchaser," Seller and Purchasers shall negotiate a price. If the parties can't agree on a price, Purchaser may solicit prices for comparable products and quantities from other producers provided that Seller shall have the right to meet any such prices.

         2.3 Several of the value add products in this exhibit are purchased from other producers and the name of the current producer is noted in the "producer" column. Such products shall be sold to Purchasers at the prices noted in the pricing rule column, as may be adjusted from time to time.

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

  3. Prices for Grand & Toy products shall be determined by converting the prices set forth in this exhibit to Canadian dollars using the exchange rate set forth in the Wall Street Journal on the last business day of the previous month. Payments shall be made in Canadian currency.

  4. All products shall be priced and invoiced at time of shipment, F.O.B. seller's dock (Mill, RSC, or Warehouse), freight prepaid and allowed.

  5. Terms are net [*****]days from date of invoice. Payments shall be made via electronic funds transfers. Purchaser shall be entitled to a [*****]% prompt pay discount for payments made within [*****]days. The prompt pay discount will be based on the [*****].

  6. In order to preserve the confidentiality of the pricing hereunder, [*****].

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT A - COMMODITY AND VALUE-ADD CUTSHEET SKUS

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
X-9 / OM BOND
          COM             8.5 X 11  -  20#                P1-OX9001              055200-160          [*****]    BPS
          COM             8.5 X 11 3HP - 20#            P1-OX9001 - P            055200-160          [*****]    BPS
          COM             8.5 X 14  -  20#                P1-OX9004              055200-160          [*****]    BPS
          COM             11 X 17   -  20#                P1-OX9007              055200-160          [*****]    BPS
          COM             8.5 X 11  -  20#                P1-OM2201          053500-162/053400       [*****]    BPS
          COM             8.5 X 11 3HP - 20#            P1-OM2201 - P        053500-162/053400       [*****]    BPS
          COM             8.5 X 14  -  20#                P1-OM2204          053500-162/053400       [*****]    BPS
          COM             8.5 X  11 - 24#                 P1-OM2241          053500-162/053400       [*****]    BPS
          COM             11 X 17 - 24#                   P1-OM2247          053500-162/053400       [*****]    BPS
          COM             8.5 X 11- 3HP  24#             P1-OM2241-P         053500-162/053400       [*****]    BPS
          COM             8.5 X 11 - 20#                 P1-OX9001jr             055288-160          [*****]    BPS
RELIABLE COPY
          COM             8.5 X 11  -  20#                P1-RC82000             055197-162          [*****]    BPS
          COM             8.5 X 14  -  20#                P1-RC82001             055197-162          [*****]    BPS
          COM             11 X 17  -  20#                 P1-RC82002             055197-162          [*****]    BPS
PENN STATE
          COM             8.5 X 11  -  20#                P1PSUPAPER             055170-162          [*****]    BPS
COPY PAPER (BCOP)
          COM             8.5 X 11  -  20#              HOPACO CP8511            055170-162          [*****]    BPS
CANON COPIER PAPER 88B
          COM             8.5 X 11  -  20#                 P1CANON               053108-188          [*****]    BPS
          COM             8.5 X 11 3HP - 20#               P1CANON               053108-188          [*****]    BPS
          COM             8.5 X 14  -  20#                 P1CANON               053108-188          [*****]    BPS
          COM             11 X 17   -  20#                 P1CANON               053108-188          [*****]    BPS
MERRILL 84/20
          COM             8.5 X 11  -  20#               P1055162-11             055162-162          [*****]    BPS
          COM             8.5 X 11 3HP - 20#             P1055162-11P            055162-162          [*****]    BPS
          COM             8.5 X 14  -  20#               P1055162-14             055162-162          [*****]    BPS
          COM             11 X 17   -  20#               P1055162-17             055162-162          [*****]    BPS
MERRILL 88/20
          COM             8.5 X 11  -  20#               P1053162-11             053162-188          [*****]    BPS


-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
          COM             8.5 X 11 3HP - 20#             P1053162-11P            053162-188          [*****]    BPS
          COM             8.5 X 14  -  20#               P1053162-14             053162-188          [*****]    BPS
          COM             11 X 17   -  20#               P1053162-17             053162-188          [*****]    BPS
MERRILL 84/20 RECYCLED
          COM             8.5 X 11  -  20#               P1054962-11             054962-162          [*****]    BPS
          COM             8.5 X 11 3HP - 20#             P1054962-11P            054962-162          [*****]    BPS
PRO 88/CASCADE BOND
   (88B)
          COM             8.5 X 11  -  20#                P1-CC2201              053101-188          [*****]    BPS
          COM             8.5 X 11  3HP  -  20#         P1-CC2201 - P            053101-188          [*****]    BPS
          COM             8.5 X 14  -  20#                P1-CC2204              053101-188          [*****]    BPS
          COM             11 X 17   -  20#                P1-CC2207              053101-188          [*****]    BPS
          COM             8.5 X 11  -  20#                P1-BC2201              052000-167          [*****]    BPS
          COM             8.5 X 11  3HP  -  20#         P1-BC2201 - P            052000-167          [*****]    BPS
          COM             8.5 X 14  -  20#                P1-BC2204              052000-167          [*****]    BPS
          COM             11 X 17   -  20#                P1-BC2207              052000-167          [*****]    BPS
CASCADE BOND  (86B)
          COM             8.5 X 11  -  16#                P1-BC2161              052000-167          [*****]    BPS
          COM             8.5 X 14  -  16#                P1-BC2164              052000-167          [*****]    BPS
CASCADE XEROGRAPHIC
   (88B)
          COM             8.5 X 11  -  24#                P1-CC2241              053101-188          [*****]    BPS
          COM             8.5 X 11  3HP  -  24#          P1-CC2241-P             053101-188          [*****]    BPS
ASPEN 30 XEROGRAPHIC
          COM             8.5 X 11  -  20#                P1-054901          054930-162/055900- 60   [*****]    BPS
          COM             8.5 X 11  3HP  -  20#         P1-054901 - P        054930-162/055900- 60   [*****]    BPS
          COM             8.5 X 14  -  20#                P1-054904          054930-162/055900- 60   [*****]    BPS
          COM             11 X 17   -  20#                P1-054907          054930-162/055900- 60   [*****]    BPS
ASPEN 100
           VA             8.5 X 11  -  20#                P1-054922          054505-162/054500- 61   [*****]    BPS
           VA             8.5 X 11  3HP  -  20#         P1-054922 - P        054505-162/054500- 61   [*****]    BPS
           VA             8.5 X 14  -  20#                P1-054924          054505-162/054500- 61   [*****]    BPS
           VA             11 X 17   -  20#                P1-054925          054505-162/054500- 61   [*****]    BPS
BOISE PRO 92
           VA             8.5 X 11 - 20# 92B             P1 - MP1050             053111-172          [*****]    BPS
           VA             8.5 X 11 3HP - 20#             P1 - MP1053P            053111-172          [*****]    BPS


-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------

           VA             8.5 X 14  -  20#               P1 - MP1054             053111-172          [*****]    BPS
           VA             11 X 17 - 20# 92B              P1 - MP1057             053111-172          [*****]    BPS
SPLOX
           VA             8.5 X 11  -  20#                P1-SP8420              055300-160          [*****]    BPS
           VA             8.5 X 11 3HP - 20#              P1-SP8420P             055300-160          [*****]    BPS
           VA             8.5 X 11  -  20#                P1-SPRC20              055400-160          [*****]    BPS
           VA             8.5 X 11  -  20#                P1-SP8800              055500-188          [*****]    BPS
BCC EVERYDAY INK JET
           VA             8.5 X 11  -  22#  92 B         P1-EDI-1101               011048            [*****]    BPS
BCC PRESENTATION INK JET
           VA             8.5 X 11 - 24# 95B             P1-BP1-1047             011055-180          [*****]    BPS
BOISE ECONOMY LASER
          COM             8.5 X 11  -  20#               P1-ELP-1101             011049-188          [*****]    BPS
BCC EVERYDAY LASER
           VA             8.5 X 11  -  22#  92 B         P1-BEL-0111             011050-172          [*****]    BPS
           VA             8.5 X 14 - 22# 92 B            P1-BEL-0114             011050-172          [*****]    BPS
BCC PRESENTATION LASER
           VA             8.5 X 11 - 24# 95B             P1-BPL-0111             011051-180          [*****]    BPS
           VA             8.5 X 11 3hp - 24# 95B         P1-BPL-0111P            011051-180          [*****]    BPS
           VA             8.5 X 14 - 24# 95B             P1-BPL-0214             011051-180          [*****]    BPS
           VA             11 X 17 - 24# 95B              P1-BPL-0117             011051-180          [*****]    BPS
           VA             8.5 X 11 - 28# 95B             P1-BPL-0211             011051-180          [*****]    BPS
           VA             8.5 X 11 3hp - 28# 95B         P1-BPL-0211P            011051-180          [*****]    BPS
           VA             11 X 17 - 28# 95B              P1-BPL-0217             011051-180          [*****]    BPS
           VA             8.5 X 11 - 32# 95B             P1-BPL-0218             011051-180          [*****]    BPS
           VA             11 X 17 - 32# 95B              P1-BPL-0219             011051-180          [*****]    BPS
COLOR COPIER PAPER
           VA             8.5 X 11 - 28# 98B             P1-BCP-2811               051525            [*****]    CLAIREFONTAINE
           VA             8.5 X 11 3HP - 28# 98B         P1-BCP-2811P              051525            [*****]    CLAIREFONTAINE
           VA             8.5 X 14 - 28# 98B             P1-BCP-2814               051525            [*****]    CLAIREFONTAINE
           VA             17 X 11 - 28# 98B              P1-BCP-2817               051525            [*****]    CLAIREFONTAINE
           VA             18 X 12 - 28# 98B              P1-BCP-2818               051525            [*****]    CLAIREFONTAINE
COLOR COPIER COVER
           VA             8.5 X 11 - 60# 98B             P1-BCC-6011               051526            [*****]    CLAIREFONTAINE

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
           VA             17 X 11 - 60# 98B              P1-BCC-6017               051526            [*****]    CLAIREFONTAINE
           VA             18 X 12 - 60# 98B              P1-BCC-6018               051526            [*****]    CLAIREFONTAINE
           VA             8.5 X 11 - 80# 98B             P1-BCC-8011               051526            [*****]    CLAIREFONTAINE
           VA             8.5 X 14 - 80# 98B             P1-BCC-8014               051526            [*****]    CLAIREFONTAINE
           VA             17 X 11 - 80# 98B              P1-BCC-8017               051526            [*****]    CLAIREFONTAINE
           VA             18 X 12 - 80# 98B              P1-BCC-8018               051526            [*****]    CLAIREFONTAINE
                                Color Copier Cover prices are based on 250 sheet reams
BOISE MP COLORS
           VA             8.5 X 11  -  20#            P1-MP2201 - COLORS           053703            [*****]          BPS
           VA             8.5 X 11  3HP  -  20#      P1-MP-2201P - COLORS          053703            [*****]          BPS
           VA             8.5 X 14  -  20#            P1-MP2204 - COLORS           053703            [*****]          BPS
           VA             11 X 17  -  20#             P1-MP2207 - COLORS           053703            [*****]          BPS
           VA             8.5 X 11 - 24#              P1-MP2241 - COLORS           053703            [*****]          BPS
           VA             8.5 X 11  3HP  -  24#      P1-MP2241P - COLORS           053703            [*****]          BPS
           VA             8.5 X 14 - 24#              P1-MP2244 - COLORS           053703            [*****]          BPS
           VA             11 X 17 - 24#               P1-MP2247 - COLORS           053703            [*****]          BPS
BOISE MP BRITES
           VA             8.5 X 11 - 20#              P1-MP2201 - COLORS       054403/054402         [*****]          BPS
           VA             11 X 17 - 20#               P1-MP2207 - COLORS       054403/054402         [*****]          BPS
           VA             8.5 X 11 - 24#              P1-MP2241- COLORS        054403/054402         [*****]          BPS
           VA             11 X 17 - 24#               P1-MP2247- COLORS        054403/054402         [*****]          BPS
BOISE MP COVER
           VA             8.5 X 11  -  65#            P1-MP-2651 - WH & PAST   171600/171705         [*****]          BPS
           VA             8.5 X 11  -  65#            P1 MP-2651 BRITES        171706/171606         [*****]          BPS
                                     MP Cover prices are based on 250 sheet reams                                     BPS
BOISE INDEX
           VA             8.5 X 11  -  90#                P1-OI-0901               172500            [*****]          BPS
           VA             8.5 X 11  - 110#                P1-OI-1101               172500            [*****]          BPS
                                   Boise Index prices are based on 250 sheet reams                                    BPS
                                              *Minimum Order - 1 Pallet                                               BPS
IBM MULTIPURPOSE
          COM             8.5 X 11-84/20 Multipurpose     P1-IBM811                011256            [*****]          BPS

           VA             8.5 X 11  - 94/24 Laser         P1-90H3839/P1-90H3839    011235/011225     [*****]          BPS
           VA             8.5 X 11  - 87/20  Inkjet       P1-90H3756               011249            [*****]          BPS

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
           VA             8.5 X 11 - 94/24 Inkjet      P1-11L5514/P190H3771          011252           [*****]   BPS

25% COTTON LASER PAPER
           VA             8.5 X 11 - 20#  94B            P1-BB2201-White            051538-974        [*****]   SOUTHWORTH
           VA             8.5 X 11 - 24#  94B            P1-BB2204-White            051539-974        [*****]   SOUTHWORTH
           VA             8.5 X 11 - 24#  94B            P1-BB2204N-Natural         051540-975        [*****]   SOUTHWORTH
100% COTTON LASER PAPER
           VA             8.5 X 11 - 24#  94B            P1-BB2630-White        051504/051541-974     [*****]   SOUTHWORTH
           VA             8.5 X 11 - 24#  94B           P1-BB2640N-Natural      051504 /051542-975    [*****]   SOUTHWORTH
25% COTTON INKJET PAPER
           VA             8.5 X 11 - 24#  94B               P1-IJC1048          051505 /051543-974    [*****]   SOUTHWORTH
25% COTTON BUSINESS
   STATIONERY
           VA             8.5 X 11 -  24#  94B    P1-BB2410LN-White Linen           051534-974        [*****]   SOUTHWORTH
           VA             8.5 X 11 -  24#  94B    P1-BB2420LNN-Natural Linen        051535-975        [*****]   SOUTHWORTH
           VA             8.5 X 11 -  24#  94B    P1-BB2430LD-White Laid            051536-974        [*****]   SOUTHWORTH
           VA             8.5 X 11 -  24#  94B    P1-BB2440LDN-Natural Laid         051537-975        [*****]   SOUTHWORTH
BOISE MATTE COATED
           VA             8.5 X 11 - 24#                   P1-MIJ-2411                051544          [*****]   AZON
                                         prices are based on 100 sheet reams
BOISE PHOTO GLOSSY
   INKJET
           VA             8.5 X 11 - 60# 100sheet          P1-PGI-9100                051550          [*****]   AZON
           VA             8.5 X 11 - 60# 250sheet          P1-PGI-9250                051551          [*****]   AZON

           VA             4 X 6 - 60# 100sheet             P1-PGI-94X6                051545          [*****]   AZON
BOISE PHOTO QUALITY
   MATTE
           VA             8.5 X 11 - 41#                   P1-PMI-4111                051546          [*****]   AZON
                                          prices are based on 50 sheet reams
BOISE GLOSSY COLOR LASER
           VA             8.5 X 11 - 32#                   P1-GCL-3211                051527          [*****]   MOHAWK PAPERS
           VA             18 X 12 - 32#                    P1-GCL-3218                051527          [*****]   MOHAWK PAPERS
                                         prices are based on 250 sheet reams
           VA             8.5 X 11 - 90#                   P1-GCL-9011                051533          [*****]   MOHAWK PAPERS
           VA             18 X 12 - 90#                    P1-GCL-9018                051533          [*****]   MOHAWK PAPERS
                                         prices are based on 100 sheet reams
ADHESIVE MOCK-UP PAPER
           VA             8.5 X 11 - 60#                   P1-ACP-1101                051547          [*****]   ARKWRIGHT

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
           VA             11 X 17  - 60#                 P1-ACP-1117               051547            [*****]    ARKWRIGHT
           VA             13 X 19  - 60#                 P1-ACP-1319               051547            [*****]    ARKWRIGHT

HP OFFICE PAPER
          COM             8.5 X 11  -  20#                P1-HPC8511               053113            [*****]    BPS
          COM             8.5 X 11 3HP - 20#              P1-HPC3HP                051520            [*****]    IP
          COM             8.5 X 14  -  20#                P1-HPC8514               051520            [*****]    IP
          COM             11 X 17   -  20#                P1-HPC1117               051520            [*****]    IP
HP QUICKPACK
          COM             8.5 X 11  -  20#                P1-HP2500S               051519            [*****]    IP
HP OFFICE QUICKPACK 87
   BRIGHT 3HP
          COM             8.5 X 11 3HP - 20#              P1-HP2500P               051516            [*****]    IP
HP MULTIPURPOSE
           VA             8.5 X 11  -  20#                P1-HPM1120          053103 / 053109        [*****]    BPS
           VA             8.5 X 11 3HP - 20#              P1-HPM113H          051518 / 051528        [*****]    IP
           VA             8.5 X 14  -  20#                P1-HPM1420          051518 / 051528        [*****]    IP
           VA             11 X 17   -  20#                P1-HPM1720          051518 / 051528        [*****]    IP
HP RECYCLED
          COM             8.5 X 11  -  20#                P1-HPE1120               051517            [*****]    IP
HP PREMIUM CHOICE
   LASERJET
           VA             8.5 X 11  -  32#                P1-HPU1132               051513            [*****]    IP
           VA             11 X 17  -  32#                 P1-HPU1732               051513            [*****]    IP
HP LASERJET
           VA             8.5 X 11  -  24#                P1-HPJ1124               051514            [*****]    IP
           VA             8.5 X 11 3HP - 24#              P1-HPJ113H               051514            [*****]    IP
           VA             8.5 X 14  -  24#                P1-HPJ1424               051514            [*****]    IP
           VA             11 X 17   -  24#                P1-HPJ1724               051514            [*****]    IP
HP PRINTING PAPER
           VA             8.5 X 11  -  22#                P1-HPP1122               051515            [*****]    IP
HP BRIGHT WHITE INKJET
           VA             8.5 X 11  -  24#                P1-HPB1124               051523            [*****]    IP
           VA             8.5 X 11  -  24#                P1-HPB250                051522            [*****]    IP
           VA             11 X 17  -  24#                 P1-HPB1724               051522            [*****]    IP
HP COLOR LASER PAPER

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
           VA             8.5 X 11  -  28#                P1HPL285R                051524            [*****]    IP
OfficeMax Papers
BOISE X-9
COM                       8.5 X 11  -  20#         OX9001                    055200-160              [*****]    BPS
COM                       8.5 X 11 3HP - 20#       OX9001P                   055200-160              [*****]    BPS
COM                       8.5 X 14  -  20#         OX9004                    055200-160              [*****]    BPS
COM                       11 X 17   -  20#         OX9007                    055200-160              [*****]    BPS
MAXBRITE COPY PAPER
COM                       8.5 X 11  -  20#         6000374                   055112-152              [*****]    BPS
COM                       8.5 X 11 3HP - 20#       6020441                   055112-152              [*****]    BPS
COM                       8.5 X 14  -  20#         6010942                   055112-152              [*****]    BPS
COM                       11 X 17   -  20#         6020879                   055112-152              [*****]    BPS
XEROGRAPHIC COPY PAPER
   (white box)
COM                       8.5 X 11  -  20#         6016205                   055113-152              [*****]    BPS
MAXBRITE 30% COPY PAPER
   88/20
COM                       8.5 X 11  -  20#         20405606                  054912-188              [*****]    BPS
MAXBRITE MP 10/RM
   (92/20) PolyWrapped
VA                        8.5 X 11  -  20#         MB-9220-10RM              053112-173              [*****]    BPS
MAXBRITE MP 5/RM
   (92/20) PolyWrapped
VA                        8.5 X 11  -  20#         MB-9220-5RM               053122-173              [*****]    BPS
3 REAM POLY PACK MP
   (92/20) PolyWrapped
   w/ Handle *price/3
   ream bundle*
VA                        8.5 X 11  -  20#         MB-9220-3RM               053123-173              [*****]    BPS
92/20 MP 30% 5/RM
   PolyWrapped
VA                        8.5 X 11  -  20#         MB92RC-5RM                054913-173              [*****]    BPS
92/20 MP 30% 10/RM
   [WHITE CARTONS]
   PolyWrapped
VA                        8.5 X 11  -  20#         MB92RC-10RM               054914-173              [*****]    BPS
92/20 MP 100% 10 Ream
   PolyWrapped
VA                        8.5 X 11  -  20#         MB-92100-10RM             054512-179              [*****]    BPS
MAXBRITE INKJET PAPER
   94/24 5 REAM
   PolyWrapped
VA                        8.5 X 11  -  24#         MBIJ-9424-5RM             011014-174              [*****]    BPS
3 REAM POLY PACK INKJET
   PAPER 94/24
   PolyWrapped w/
   Handle *price/3 ream
   bundle*
VA                        8.5 X 11  -  24#         MBIJ-9424-3RM             011015-174              [*****]    BPS
94/24 INKJET 30% 5 REAM
   PolyWrapped
VA                        8.5 X 11  -  24#         MBIJ-92RC-5RM             011016-174              [*****]    BPS

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
MAXBRITE LASER PAPER
   94/24 5 REAM
   PolyWrapped
VA                        8.5 X 11  -  24#         MBL-9424-5RM              011012-174              [*****]     BPS
3 REAM POLY PACK LASER
   PAPER 94/24
   PolyWrapped w/
   Handle *price/3 ream
   bundle*
VA                        8.5 X 11  -  24#         MBL-9424-3RM              011011-174              [*****]     BSP
94/24 Laser 30% 5 REAM
   PolyWrapped
VA                        8.5 X 11  -  24#         MBL-92RC-5RM              011010-174              [*****]     BPS

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
COLORS 10 REAM
   PolyWrapped
VA                        8.5 X 11  -  20#         TBD                       8.5 X 11  -  20#        [*****]          BPS
VA                        8.5 X 14  -  20#         TBD                       8.5 X 14  -  20#        [*****]          BPS
COLORS 5 REAM
   PolyWrapped
VA                        8.5 X 11  -  20#         TBD                       8.5 X 11  -  20#        [*****]          BPS
VA                        8.5 X 14  -  20#         TBD                       8.5 X 14  -  20#        [*****]          BPS
Grand & Toy
X-9 / G&T's Private
   label
          COM             11"  -  20#                       OX9001                 055200            [*****]          BPS
          COM             11"  -  20#  3HP                 OX9001-P                055200            [*****]          BPS
          COM             14"  -  20#                       OX9004                 055200            [*****]          BPS
          COM             17" - 20#                         OX9007                 055200            [*****]          BPS
          COM             11" - 20# 5rm                    OX9001JR                055288            [*****]          BPS
          COM             11" - 20#                         15112                  055127            [*****]          BPS
          COM             11"  -  20#                       99115                  055247            [*****]          BPS
          COM             11"  -  20#  3HP                  99631                  055247            [*****]          BPS
          COM             14"  -  20#                       99121                  055247            [*****]          BPS
          COM             17"  -  20#                       99630                  055247            [*****]          BPS
SPLOX
           VA             8.5 X 11  -  20#                  SP8420               055300-160          [*****]          BPS
           VA             8.5 X 11 3HP - 20#               SP8420P               055300-160          [*****]          BPS
           VA             8.5 X 11  -  20#                  SPRC20               055400-160          [*****]          BPS
           VA             8.5 X 11  -  20#                  SP8800               055500-188          [*****]          BPS
BOISE PRO-88
          COM             11"  -  20#                       CC2201                 053101            [*****]          BPS
          COM             11" - 20# 3HP                    CC2201-P                053101            [*****]          BPS
          COM             14"  -  20#                       CC2204                 053101            [*****]          BPS
          COM             17" - 20#                         CC2207                 053101            [*****]          BPS
          COM             11"  -  24#                       CC2241                 053101            [*****]          BPS
          COM             11"  -  24# 3HP                  CC2241-P                053101            [*****]          BPS
ASPEN XEROGRAPHIC
          COM             11"  -  20#                       054901             054930/055900         [*****]          BPS
          COM             11"  -  20#  3HP                 054901P             054930/055900         [*****]          BPS
          COM             14"  -  20#                       054904             054930/055900         [*****]          BPS

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
          COM             17"  -  20#                       054907             054930/055900         [*****]          BPS
ECO ASPEN
          COM             11" - 20#                        ECO77-11            054910/055910         [*****]          BPS
          COM             11" - 20# 3HP                   ECO77-3HP            054910/055910         [*****]          BPS
          COM             14" - 20#                        ECO77-14            054910/055910         [*****]          BPS
BOISE CASCADE LASER
   PAPER
           VA             11"  -  24#  94B                  LL1030                 011074            [*****]          BPS
           VA             14"  -  24#  94B                  LL1024                 011074            [*****]          BPS
           VA             11"  -  28#  94B                  LL1032                 011074            [*****]          BPS
           VA             11"  -  32#  94B                  LL1033                 011074            [*****]          BPS
ASPEN 100
           VA             11"  -  20#                       054922             054505/054500         [*****]          BPS
           VA             11"  -  20#  3HP                 054922P             054505/054500         [*****]          BPS
           VA             14"  -  20#                       054924             054505/054500         [*****]          BPS
           VA             17"  -  20#                       054925             054505/054500         [*****]          BPS
BOISE PRO-92 (92B)
           VA             11" - 20#                         MP1050                 053111            [*****]          BPS
           VA             11"  -  20#  3HP                 MP1053P                 053111            [*****]          BPS
           VA             14"  -  20#                       MP1054                 053111            [*****]          BPS
           VA             17" - 20#                         MP1057                 053111            [*****]          BPS
G&T MULTI-PURPOSE (92B)
           VA             11" - 20#                         99119                  053118            [*****]          BPS
ECONOMY LASER
          COM             11"  -  20#                      ELP-1101                011049            [*****]          BPS
BCC EVERYDAY LASER
           VA             11"  -  22#  92B                 BEL-0111                011050            [*****]          BPS
           VA             14"  -  22#  92B                 BEL-0114                011050            [*****]          BPS
G & T PREMIUM LASER
           VA             11"  -  24#  95B                  99116                  011056            [*****]          BPS
BCC PRESENTATION LASER
           VA             14"  -  24#  95B                 BPL0214                 011051            [*****]          BPS
           VA             11"  -  28#  95B                 BPL0211                 011051            [*****]          BPS
           VA             11"  -  28#  95B 3hp             BPL0211P                011051            [*****]          BPS
           VA             17"  -  28#  95B                 BPL0217                 011051            [*****]          BPS

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confidential treatment. Omitted material has been filed separately with the
Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
           VA             11"  -  32#  95B                 BPL0218                 011051            [*****]    BPS
           VA             17"  -  32#  95B                 BPL0219                 011051            [*****]    BPS
COLOUR COPIER PAPER
           VA             11"  -  28#  98B                 BCP-2811                051525            [*****]    CLAIREFON AINE
           VA             11"  -  28#  98B 3HP            BCP-2811P                051525            [*****]    CLAIREFON AINE
           VA             14"  -  28#  98B                 BCP-2814                051525            [*****]    CLAIREFON AINE
           VA             17"  -  28#  98B                 BCP-2817                051525            [*****]    CLAIREFON AINE
           VA             18x12"  -  28#  98B              BCP-2818                051525            [*****]    CLAIREFON AINE
COLOUR COPIER COVER
   (250 sheets per pack)
           VA             11"  -  60#  98B                 BCC-6011                051526            [*****]    CLAIREFON AINE
           VA             17"  -  60#  98B                 BCC-6017                051526            [*****]    CLAIREFON AINE
           VA             18x12"  -  60#  98B              BCC-6018                051526            [*****]    CLAIREFON AINE
           VA             11"  -  80#  98B                 BCC-8011                051526            [*****]    CLAIREFON AINE
           VA             14"  -  80#  98B                 BCC-8014                051526            [*****]    CLAIREFON AINE
           VA             17"  -  80#  98B                 BCC-8017                051526            [*****]    CLAIREFON AINE
           VA             18x12"  -  80#  98B              BCC-8018                051526            [*****]    CLAIREFON AINE
BOISE MP COLORS
           VA             11"  -  20#                  MP2201 - COLORS         053600/053703         [*****]    BPS
           VA             14"  -  20#                  MP2204 - COLORS         053600/053703         [*****]    BPS
           VA             17"  -  20#                  MP2207 - COLORS         053600/053703         [*****]    BPS
           VA             11"  -  20# 3HP             MP-2201P - COLORS        053600/053703         [*****]    BPS
           VA             11" - 24#                    MP2241 - COLORS         053600/053703         [*****]    BPS
BOISE MP BRITES
           VA             11"  -  20#                   MP2201-colour          044403/054402         [*****]    BPS
           VA             17" - 20#                     MP2207-colour          044403/054402         [*****]    BPS
           VA             11" - 24#                     MP2241-colour          044403/054402         [*****]    BPS
           VA             17" - 24#                     MP2247-colour          044403/054402         [*****]    BPS
CASCADE MP COVER
           VA             11"  -  65#               MP-2651 White & Pastel     171600/171705         [*****]    BPS
           VA             11"  -  65#                   MP-2651 Brites         171706/171606         [*****]    BPS
           VA             11"  -  65#                  MP-2651 Granites            171700            [*****]    BPS
                                                    $ BASED ON 250 SHEET REAMS
CASCADE INDEX
           VA             11"  -  90#                       010901                 172500            [*****]    BPS

-------
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confidential treatment. Omitted material has been filed separately with the
Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
           VA             11"  -  110#                      011101                 172500            [*****]    BPS
                                                   $ BASED ON 250 SHEET REAMS

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

COMMODITY /                                                                      BPS GRADE       PRICING RULE
VALUE-ADDED                PRODUCT DESCRIPTION       BOS/OMX PRODUCT CODE           CODE           (CWT)(US$)   PRODUCER
------------------------- -----------------------  ------------------------- ------------------- -------------  ----------
BCC EVERYDAY INKJET
           VA             11"  -  22#  92B                 EDI-1101                011048            [*****]    BPS
G & T PREMIUM INK JET
           VA             11"  -  24#  95B                  99117                  011058            [*****]    BPS
G & T PREMIUM INK JET 3
   pack Poly
           VA             11"  -  24#  95B                 99117-3                 011022            [*****]    BPS
GLOSSY COLOR LASER
           VA             8.5 X 11 - 32#                   GCL-3211                051527            [*****]    MOHAWK PAPERS
           VA             18 X 12 - 32#                    GCL-3218                051527            [*****]    MOHAWK PAPERS
                                                   $ BASED ON 250 SHEET REAMS
GLOSSY COLOR LASER COVER
           VA             8.5 X 11  - 90#                  GCL-9011                051533            [*****]    MOHAWK PAPERS
           VA             18 X 12  - 90#                   GCL-9018                051533            [*****]    MOHAWK PAPERS

                                                   $ BASED ON 100 SHEET REAMS
BOISE PHOTO QUALITY
   MATTE
                          8.5 X 11  - 41#                  PMI-4111                051546            [*****]    AZON
                                                   $ BASED ON 50 SHEET REAMS
BOISE PHOTO GLOSSY
   INKJET
           VA             8.5 X 11  - 60#                  PGI-0911                051545            [*****]    AZON
                                                   $ BASED ON 15 SHEET REAMS
           VA             8.5 X 11  - 60#                  PGI-9100                051550            [*****]    AZON
                                                   $ BASED ON 100 SHEET REAMS
           VA             8.5 X 11  - 60#                  PGI-9250                051551            [*****]    AZON
                                                   $ BASED ON 250 SHEET REAMS
           VA             4 X 6  - 60#                     PGI-94X6                051545            [*****]    AZON
                                                   $ BASED ON 100 SHEET REAMS
BOISE MATTE COATED
           VA             8.5 X 11  - 24#                  MIJ-2411                051544            [*****]    AZON
                                                   $ BASED ON 100 SHEET REAMS

-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

Grades sold by Boise Office Solutions where Seller is not the vendor of record.

   PRODUCT CODE                                   BCC CODE                  PRODUCT DESCRIPTION
   -------------------------------------  --------------------------  --------------------------------
                 P13R2047                        055172-162                   8-1/2 x 11 20#
                 P13R2641                        055172-162                 8-1/2 x 11 20# 3HP
                 P13R2051                        055172-162                   8-1/2 x 14 20#
                 P13R3761                        055172-162                     11 x 17 20#

                 P13R721                         053107-188                   8-1/2 x 11 20#
                 P13R2193                        053107-188                 8-1/2 x 11 20# 3HP
                 P13R727                         053107-188                   8-1/2 x 14 20#
                 P13R729                         053107-188                     11 x 17 20#

Note:  All SKUs are Xerox SKUs.
----

     Seller manufactures, sells to Xerox, and Xerox sells to Boise Office Solutions.

                                    EXHIBIT C

                             BOISE OFFICE SOLUTIONS

                             GRANDFATHERED ACCOUNTS

Customer-Specific Pricing Rules will be followed through date commitment noted below

                                                                CURRENT           CURRENT
                                                                PRICING           PRICING              DATE
END USER                                                         (CWT)             (REAM)           COMMITMENT          NOTES
----------------------------------------------------------  ----------------- -----------------  ----------------- -----------------
[*****]                                                     [*****]           [*****]            [*****]           [*****]


-------
Omitted material is indicated by [*****], pursuant to a request for confidential treatment. Omitted material consists of pages 10 through 13, and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D

                          GENERAL TERMS AND CONDITIONS

     These General Terms and Conditions were prepared for incorporation into the Paper Purchase Agreement to which this Exhibit D is appended (the "Agreement"). They are intended to apply as if fully set forth in the Agreement; provided that if anything in this Exhibit D is inconsistent with the express terms of the Agreement, the terms of the Agreement shall control.

     1. SAFETY AND SECURITY REQUIREMENTS. Whenever the provision of goods or services under the Agreement requires a party to be on the property of the other party, each party shall observe all reasonable security and safety procedures or requirements imposed by the other party on third parties providing like goods or services.

     2. STANDARDS OF PERFORMANCE.

        2.1 IN RESPECT OF GOODS. The quality of all goods supplied by Seller to Purchasers shall be at least commercially equal to the quality of that grade of goods that Seller is selling to others.

        2.2 IN RESPECT OF SERVICES. All services supplied by either party to the other shall be performed in accordance with the same standard of care that the supplying party observes in providing similar services to its own operations.

        2.3 DISCLAIMER OF IMPLIED WARRANTIES. EACH PARTY DISCLAIMS ALL WARRANTIES IN RESPECT OF GOODS OR SERVICES SUPPLIED BY IT UNDER THIS AGREEMENT THAT ARE IMPLIED BY LAW OR BY THE TERMS OF THE AGREEMENT, EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION 2.1. THIS DISCLAIMER SHALL NOT BE CONSTRUED TO NEGATE OR LIMIT ANY WARRANTY OF TITLE OR RIGHT TO SELL IMPLIED BY LAW OR CUSTOM OF TRADE AND EACH PARTY EXPRESSLY WARRANTS, IN RESPECT OF ALL GOODS TO BE SOLD, THAT IT WILL HAVE AND WILL CONVEY TO THE PURCHASERS GOOD AND MERCHANTABLE TITLE TO SUCH GOODS AND THAT IT WILL WARRANT AND DEFEND SUCH TITLE AGAINST THE CLAIMS OF ALL PERSONS WHATSOEVER.

        2.4 LIMITATION OF LIABILITY. Neither party shall be liable for any incidental, indirect, special, collateral, consequential, exemplary, or punitive damages, or lost profits arising from a breach of warranty or any other part of this Agreement. In respect of services, the remedy for failure to meet the standards of service shall be that the party providing the service shall be required to reperform the service without charge. In respect of goods, without limiting the provisions of the first sentence of this Section 2.4, the remedy for failure of the goods to conform to the quality specifications set forth in the Agreement shall be as provided in the Uniform Commercial Code as in force from time to time in the state of Delaware and as specifically set forth in the Agreement.

     3. DISPUTE RESOLUTION. The Dispute Resolution Process set forth in Section 5 shall apply to all disputes which may arise between the parties or their respective subsidiaries or affiliates with regard to course-of-performance disputes arising in the ordinary course of business. Such disputes are referred to as "Covered Disputes. In case of other disputes, the parties may pursue any and all remedies under applicable law or equity.

     4. [RESERVED]

     5. DISPUTE RESOLUTION PROCESS.

        5.1 LIMITATION. The procedures provided for by this Agreement shall not apply to any Covered Dispute unless and until either party shall have given written notice to the other party invoking this Agreement. Such notice shall specify, in reasonable detail, the dispute to which it is intended to apply. Such dispute is referred to as the "Noticed Dispute." The effective date of delivery of such notice is referred to as the "Notice Date."

        5.2 NEGOTIATION. Within 5 days after the Notice Date, each party shall designate, in writing to the other party, the name of one of its senior executive officers who shall be its "Designated Representative" in the dispute resolution process. Designation by either party of its Designated Representative shall constitute a representation by such party that its Designated Representative has full power and authority to resolve the Noticed Dispute. Within 15 days after the Notice Date, each party shall have delivered to the Designated Representative of the other party a written statement of its position. Between 30 and 45 days after the Notice Date, the Designated Representatives shall meet, discuss, and negotiate with respect to the Noticed Dispute for a period not to exceed 10 days.

     If the parties are unable to settle the Noticed Dispute through negotiations by the 45th day following the Notice Date, they shall mutually appoint a neutral third-party arbitrator. If the parties are unable to agree upon the neutral third-party arbitrator by the 50th day following the Notice Date, either party may obtain the appointment of a neutral third-party arbitrator by the Chief Judge of the United States District Court for the District of Delaware.

        5.3 ARBITRATION. Within 10 days after appointment of the neutral arbitrator, each party shall submit a written statement to the neutral arbitrator and to the other party advocating its position, and each party may, within ten days after receipt of the other party's statement, submit to the neutral arbitrator and the opposing party one rebuttal statement. Opening statements shall be no longer than 30 pages of 8 1/2" by 11" paper, and rebuttal statements shall be limited to 15 pages of 8 1/2" by 11" paper unless otherwise mutually agreed. Within 20 days after submission of the rebuttal statement, on a date and at a place set by the neutral arbitrator, the Designated Representatives shall meet with the neutral arbitrator to negotiate and resolve the Noticed Dispute. Each Designated Representative may make an oral presentation to the neutral arbitrator. The Designated Representatives of both parties shall be present for such presentations and shall be available at the same location on the following day for arbitrator-sponsored negotiations. If the parties are unable to reach a settlement of the Noticed Dispute, the neutral arbitrator shall, within 20 days thereafter, deliver in writing to each party his or her recommended settlement of the Noticed Dispute. Within ten days after receipt of the neutral arbitrator's recommended settlement, the parties' Designated Representatives shall meet at a time and place set by the neutral arbitrator and make a final attempt to resolve the Noticed Dispute. If they are unable to do so, the arbitrator shall make a final decision which shall be final and binding upon the parties.

     5.4 CONFIDENTIALITY.

         5.4.1 Each party shall treat all statements, written submissions, and other disclosures made by the other in the course of efforts to resolve the Noticed Dispute (collectively, "Settlement Information") as confidential information and shall make no disclosure of the Settlement Information to any third party (other than its employees and officers involved in the Noticed Dispute and its counsel and other consultants providing advice in respect of the Noticed Dispute), and it shall require all persons to whom it is permitted to disclose such information to make a similar nondisclosure commitment for the benefit of and enforceable by the party providing such information. Such nondisclosure obligation shall remain in effect for a period of five years from the date of disclosure.

         5.4.2 Prior to commencing the arbitration process, the parties shall require the neutral arbitrator to sign a confidentiality agreement in which he or she commits, for the benefit of and on a basis which is enforceable by each party and its respective Affiliates, that he or she will hold the Settlement Information confidential and not disclose it to any party other than the parties, their respective Affiliates, counsel, and advisors and agents involved in the Noticed Dispute, except under order of disclosure by a court of competent jurisdiction or pursuant to a written authorization signed by the party or parties providing the Settlement Information which is to be disclosed.

        5.5 FEES AND EXPENSES. The parties shall each cover their own costs and fees associated with the dispute resolution process provided for in this Agreement. The fees and expenses of the neutral arbitrator shall be divided equally by the parties.

        5.6 SCOPE OF OBLIGATION; SPECIFIC PERFORMANCE. The parties agree to utilize the settlement procedures outlined above in a good-faith effort to provide for a speedy and economical means of resolving disputes. However, the parties agree that neither party shall be in default or in breach hereof for failure to adhere to any of the procedures outlined above except that (i) compliance with the procedures hereof, in full, when and as required shall be a condition precedent to the other party's obligation to continue its participation in the negotiation and arbitration process; and (ii) either party may obtain an order of specific performance in respect of the other party's obligations hereunder.

     6. FORCE MAJEURE. The term "Force Majeure" shall mean any flood, storm, earthquake, or other act of God, fire, explosion, labor dispute, civil disturbance, military action, shortage of labor or stores, issuance of directive by any legal authority asserting jurisdiction over either of the parties which directive purports to prohibit the performance of any material part of the duties of that party, or other event beyond the control of the party claiming Force Majeure, which event or directive prevents performance by a party or makes performance commercially impracticable.

     Each party shall promptly notify the other if there is Force Majeure. Such notice shall describe the Force Majeure, the corrective action to be taken, if any, and the estimated time of the Force Majeure interruption. If either party is prevented from performing any of its obligations hereunder, in whole or in part by reason of Force Majeure, it shall be excused from performance for so long as and to the extent that Force Majeure shall so prevent its performance.

     7. [RESERVED]

     8. EVENTS OF DEFAULT.

        8.1 PAYMENT DEFAULTS. If either party fails to pay any amount owed by it when due, such sum shall earn interest from the date on which it is due at a rate equal to ten percent per annum. Such interest shall be payable on demand. If either party fails to pay any amount owed (including interest accruing under the preceding sentence) within 30 days after its receipt of written demand therefore, the other party shall have the right, in addition to any other right provided under applicable law or this Agreement for such breach, to terminate this Agreement, or to suspend its performance until payment of such delinquent sum is made in full. Complaints or claims by a party under this Agreement regarding standards of performance or quality will be subject to the dispute resolution provisions hereunder, but in no event will excuse a party from paying the purchase price for delivered goods in full when due.

        8.2 NONPAYMENT DEFAULTS. If either party commits any breach of this Agreement, other than those described in Section 8.1 above, or if either party commits any of the breaches described in such section on a repeated basis so as to materially frustrate the reasonable business expectations of the other party in respect of this Agreement, the other party may, if such breach is not cured within 60 days after the complaining party gives notice of such breach to the party in breach, terminate this Agreement subject to the phase down period set forth in Section 4.3 of the Agreement. Such remedy shall be in addition to any other remedy which may be available under applicable law or the terms hereof for such breach. Notwithstanding the foregoing, if the nature of the breach complained of is such that its cure may be reasonably expected to take more than 60 days to execute, no right to terminate shall accrue so long as the party in breach shall have commenced its efforts to effect a cure and shall be diligently pursuing such efforts.

     9. CONFIDENTIALITY. The parties hereby covenant and agree to hold in trust and maintain confidential all Confidential Information relating to the other party or any of its Affiliates. For purposes of this Agreement, "Confidential Information" shall mean all information disclosed by either party to the other in connection with this Agreement, whether orally, visually, in writing, or in any other tangible form, including but not limited to product pricing, technical, economic, and business data, records, know-how, flow sheets, drawings, business plans, computer information databases, inventions, processes, and the like, including but not limited to, the terms of this Agreement. The parties shall not divulge Confidential Information to third parties without the prior written consent of the other party except:

         9.1 When such information has become a matter of public knowledge without wrongful action by the disclosing party;

         9.2 When such information was in the possession of the party obligated to maintain confidentiality prior to its receipt thereof by the other party;

         9.3 When such disclosure is required by law; provided that if either party is involved in litigation or an administrative proceeding in which a third party is requesting disclosure of Confidential information, it shall promptly notify the disclosing party of such fact so as to permit the disclosing party to appear in such proceeding to protect its interest in nondisclosure of such Confidential Information; and

         9.4 Seller may disclose this Agreement and related Confidential Information to its financing sources provided that such sources sign an agreement agreeing to keep the terms and conditions contained in the Agreement confidential.

     10. NOTICES. Any notice or demand required or permitted to be given under the terms of this Agreement shall be deemed to have been duly given or made if given by any of the following methods:

         10.1 Deposited in the United States mail, in a sealed envelope, postage prepaid, by registered or certified mail, return receipt requested, or hand delivered, respectively addressed as follows:

                           To Seller:      Boise White Paper, L.L.C.
                                           ATTENTION Chief Executive Officer
                                           1111 West Jefferson Street
                                           Boise, Idaho 83728
                                           Fax No. 208/384-4912

                         With a copy to:   Kirkland & Ellis, L.L.P.
                                           ATTENTION Richard J. Campbell
                                           200 E. Randolph Drive
                                           Chicago, Illinois 60601
                                           Fax: 312/861-2200

                         To Purchasers/s:  Boise Cascade Corporation
                                           (OfficeMax Incorporated, as of
                                           November 1, 2004)
                                           ATTENTION General Counsel
                                           1111 West Jefferson
                                           Boise, Idaho 83702
                                           Fax No. 208/384-4912

                         With copies to:   OfficeMax Contract, Inc.
                                           ATTENTION President and CEO
                                           150 E. Pierce Road
                                           Itasca, IL 60143-1291
                                           Fax No. 630/438-2468

                                           OfficeMax North America, Inc.
                                           ATTENTION President
                                           3605 Warrensville Center Road
                                           Shaker Heights, OH 44122
                                           Fax No. 216/471-5110

         10.2 Sent to the above address via an established national overnight delivery service (such as Federal Express), charges prepaid; or

         10.3 Sent via any electronic communications method, provided the sender obtains written confirmation of receipt of the communication by the electronic communication equipment at the office of the addressee listed above; provided also that, if this method is used, the party shall immediately follow such notice with a second notice in one of the methods set forth in subsections 10.1 or 10.2 above.

     Notices shall be effective on the day sent if sent in accordance with
Section 10.3, on the first business day after the day sent, if sent, in accordance with Section 10.2 and on the seventh business day after the day sent, if sent in accordance with Section 10.1.

     11. INSURANCE.

         11.1 COVERAGES. During the term of this Agreement, the parties shall carry the following policies of insurance:

              11.1.1 WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY. Each party shall maintain Workers' Compensation insurance as required by the law of the state in which it has employees based who are performing this Agreement, and each party shall maintain employers' liability insurance in amounts not less than $5,000,000 each accident for bodily injury by accident, $5,000,000 policy limit for bodily injury by disease, and $5,000,000 for each employee for bodily injury by disease.

              11.1.2 GENERAL LIABILITY. Each party shall maintain a commercial general liability (occurrence) policy, which policy shall include coverage for premises and operations, products and completed operations, contractual liability, broad form property damage, including completed operations, explosion, collapse and underground hazards, and personal injury liability. The policy shall have a combined single limit for bodily injury and property damage of $10,000,000 each occurrence; $10,000,000 for personal injury liability; $10,000,000 aggregate for products/completed operations; and $10,000,000 general aggregate.

              11.1.3 AUTOMOBILE LIABILITY. Each party shall maintain an automobile liability policy with a combined single limit for bodily injury and property damage of not less than $5,000,000 for each accident. The policy shall cover all owned, hired, and nonowned automobiles used in the performance of the Agreement and shall include coverage for automobile contractual liability.

              11.1.4 PROPERTY INSURANCE. Each party shall maintain a policy or policies of property damage insurance which shall provide all risk coverage (including boiler and machinery coverage) of all assets of the party carrying such insurance which are used in or may be exposed to risk by reason of the performance of this Agreement. Such insurance shall provide coverage to the full replacement cost of the property covered and shall include business interruption coverage for losses resulting from covered losses to property covered thereby. Such insurance shall name both parties as their interests may appear in respect of any covered property upon which the party not required to carry the policy may have an interest.

         11.2 CERTIFICATES OF INSURANCE. Each party to this Agreement shall provide the other annually with certificates issued by the respective carriers of each of the policies they are required to carry under this Section. Such certificates shall evidence the coverage required above and shall:

              11.2.1 ADDITIONAL INSURED. Name the other party, its subsidiaries, affiliates, and the directors, officers, and employees thereof as additional named insureds with respect to the policies required by Sections 11.1.2 and
11.1.3 above insofar as the insured liability arises out of or is connected with the provision of goods or services under this Agreement by the party providing such insurance;

              11.2.2 CANCELLATION NOTICE. Provide on its face that the policies it represents will not be terminated, adversely amended, or allowed to expire without 30 days' prior written notice to the party to whom such certificate is addressed; and

              11.2.3 SEVERABILITY OF INTERESTS. Provide on its face, in respect of the coverages required by Sections 11.1.2 and 11.1.3 above, that the policies it represents contain a severability of interests clause, generally providing "the insurance afforded applies separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the insurer's liability."

         11.3 DEDUCTIBLES; ADJUSTMENT OF LIABILITY LIMITS. Each party to this Agreement may purchase insurance required of it hereunder with such reasonable deductibles as it may elect; provided that if the other `party suffers a loss within the scope of the coverage to be afforded such party under such policy, the party procuring such insurance shall be responsible for the other party's loss to the extent of such deductible.

     12. INDEMNIFICATION. Subject to Section 2.4 of this Exhibit D, the parties intend that, to the fullest extent permitted by law, one party shall be responsible, directly and/or by and through the insurance coverage carried by such party pursuant to the provisions of this Agreement, for all claims, causes of actions, demands, lawsuits, or other proceedings that arise out of or in connection with the provision of goods or services under the Agreement.

     To effectuate the intent of this Section, each party ("Indemnifying Party") covenants that it will, in respect of each claim asserted against the other party, its subsidiaries and affiliates and the officers, directors, and employees thereof, (collectively "Indemnified Parties") by reason of or in connection with the provision of goods or services under the Agreement by the Indemnifying Party, indemnify, save, and hold each such Indemnified Party harmless from and against any and all loss, damage, expense (including attorneys' fees), responsibility, liability for injury or death of persons, and/or loss, damage to, or destruction of property belonging to persons other than the Indemnified Party and its subsidiaries and affiliates (collectively "Loss"), where such Loss has resulted from, or has arisen out of, the Indemnifying Party's provision of goods or services under the Agreement provided, however, that no claims for indemnity hereunder with respect to products sold hereunder shall be made if more than six months has elapsed from the sale of the product and provided further that for claims arising out of the sale of products, the indemnity shall be limited to the cost of the product shipped. The Indemnifying Party's indemnity obligation shall apply to actual or alleged negligent acts, omissions to act, or willful misconduct, whether active or passive, on the part of the Indemnifying Party, its employees or agents, and shall extend to claims asserted after termination of this Agreement. The Indemnifying Party's indemnity obligations shall extend to the joint or concurrent negligence of the Indemnifying Party and the Indemnified Party but shall not extend to Losses caused by the sole negligence or willful misconduct of the Indemnified Party. The Indemnifying Party's indemnity obligations hereunder shall extend to all attorneys' fees incurred in establishing the Indemnified Party's right to indemnity hereunder.

     This indemnity shall extend, without limitation, to the personal injury and/or death of the employees, the Indemnifying Party, and its subsidiaries and affiliates. To the extent necessary to make the indemnity effective, the Indemnifying Party expressly waives any defense that it might have to such obligation by reason of applicable workers' compensation laws.

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     Except for claims of Loss caused by the sole negligence or willful misconduct of the Indemnified Party, the Indemnifying Party shall assume and pay the defense costs of any lawsuit or administrative proceeding brought against the Indemnified Party which is within the scope of its indemnity obligations and shall pay on behalf of the Indemnified Party the amount of any settlement or judgment resulting therefrom.

     The indemnified Party will first seek reimbursement for any loss from available insurance. The parties further intend that any Loss suffered by an Indemnified Party to which the indemnity does not extend by virtue of its terms or by operation of law, shall nonetheless be compensated by and to the extent of the liability insurance that the Indemnifying Party is required to carry under this Agreement for the benefit of the Indemnified Party.

     13. WAIVER OF SUBROGATION. Each party waives all rights that each might now or hereafter have against the other, its subsidiaries, or affiliates or against the officers, directors, or employees of any of the foregoing to the extent that the loss so waived is compensated by the property damage insurance required hereby or in fact carried by the party suffering such loss (without regard to any deductible or risk retention feature of such insurance).

     14. ASSIGNMENT. This Agreement shall be binding upon the parties and their successors and assigns, but no party shall make any sale, assignment, or other transfer of all or any portion of its rights hereunder without the prior written consent of the other party, provided, however, that Seller may assign this Agreement without Purchasers' consent upon the sale of all, or substantially all, of its paper manufacturing assets provided that the party purchasing such assets expressly agrees in writing to assume and fully perform all of Seller's obligations hereunder. In the event of any restructuring or reorganization of Purchaser, or sale of all or a substantial portion of the assets or the business of Purchaser, this Agreement will continue to be binging upon Purchaser and will also become binding on any additional entity which acquires all or a substantial portion of Purchaser's business (but, in the case of such additional entity, only with respect to the portion of Purchaser's business it acquires).

     15. SEVERABILITY AND RENEGOTIATION. If any part of this Agreement is found to be illegal, void, or unenforceable, such illegality, invalidity, or unenforceability shall not extend beyond the part affected, and unaffected parts of this Agreement will continue in full force and will be binding on the parties. Should any term or provision of this Agreement be found invalid by any court or regulatory body having jurisdiction thereover, the parties shall immediately use their best efforts to renegotiate such term or provision of the Agreement to eliminate such invalidity.

     16. INDEPENDENT CONTRACTOR. In performing services under this Agreement, each party shall act solely as an independent contractor; neither party nor any of its employees or agents shall be treated as or deemed to be employees of the other. Nothing in this Agreement shall be construed to create a partnership, agency, joint venture, or employer-employee relationship between the parties. Neither party shall hold itself out or otherwise represent itself to any person or entity as anything other than an independent contractor of the other party.

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     17. RIGHT OF OFFSET. All debts and obligations of Purchaser and Seller to each other are mutual and subject to setoff. For purposes of this paragraph, "Purchaser" and "Seller" shall be deemed to include each party's respective subsidiaries and affiliates which directly or indirectly control or are controlled by that party.

     18. NONWAIVER. Any waiver, at any time, by any part of its rights, remedies, duties, and/or obligations with respect to any matters arising in connection with this Agreement, shall not be deemed a waiver of any other right, remedy, duty, and/or obligation with respect to such matter or with respect to any subsequent matter.

     19. CHOICE OF LAW AND JURISDICTION. This Agreement shall be governed, interpreted, and enforced under the laws of the state of Delaware, without regard to its choice of law rules. The courts of the state of Delaware and federal courts sitting therein shall have exclusive jurisdiction to hear and settle litigation in respect of this Agreement or, subject to the last sentence of this section, any litigation that arises between the parties. In any suit between the parties or their Affiliates; each party hereby consents to receive service of process in any jurisdiction in which it is doing business, including without limitation, the state of its incorporation, provided that such service of process is issued by a federal or state court of general jurisdiction sitting in Delaware. This Section 19 shall not apply in respect of any cross claim brought in any litigation initiated by a person other than a party or one of its Affiliates in a jurisdiction other than Delaware.

     20. CAPTIONS. All indices, titles, subject headings, and similar items in this Agreement are provided for the purpose of reference and convenience and are not intended to be inclusive, definitive, or to affect the meaning of the content or scope of this Agreement.

     21. INTERPRETATION. As used in this Agreement, the masculine gender shall include the feminine or neuter gender, and the plural shall include the singular wherever appropriate.

     22. AMENDMENT. This Agreement may be amended only by a written instrument signed by the senior most executive of each party. No failure of any party to insist upon strict performance of obligations owed it hereunder by the other party shall waive or release such party's right to insist on strict performance of such obligation in the future.

     23. COUNTERPARTS. This Agreement may be executed in two or more duplicate counterparts and upon such execution shall be considered a single document as though each party had executed the same counterpart.

     24. AUDITS. Each party shall have the right to audit the other party's books and accounts to verify volumes, costs, pricing and price adjustments pursuant to this Agreement once per year. Such audits shall be conducted at the expense of the party requesting the audit.

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     25. ENTIRE AGREEMENT. The terms and provisions herein contained constitute the entire agreement between the parties and supersede all agreements, either verbal or written, between the parties with respect to the subject matter of this Agreement.

     26. BRAND OWNERSHIP. Seller shall own the brand names of all products sold hereunder which are produced by Seller except for the OfficeMax brand names.

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